UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
March 6, 2019

Annaly Capital Management, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	1-13447	22-3479661
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1211 Avenue of the Americas New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 696-0100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 6, 2019, the Board of Directors (the “Board”) of Annaly Capital Management, Inc. (the “Company”) increased the size of the Board from twelve to thirteen directors and elected Thomas Hamilton as a member of the Board to fill the vacancy created by the increase, effective immediately. Mr. Hamilton has been appointed to the Board’s Audit Committee and Risk Committee, and will stand for re-election to the Board at the Company’s 2019 Annual Meeting of Stockholders for a term ending at the 2020 Annual Meeting of Stockholders and when his successor is duly elected and qualifies.
The Board determined that Mr. Hamilton is an independent director within the meaning of the New York Stock Exchange listing standards. There are no arrangements or understandings between Mr. Hamilton and any other person pursuant to which he was elected.  There are also no family relationships between Mr. Hamilton and any director or executive officer of the Company, and Mr. Hamilton does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
The Company will enter into its standard form of indemnification agreement with Mr. Hamilton, a copy of which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on March 20, 2017. Mr. Hamilton will also participate in the non-employee director compensation arrangements established by the Company for non-employee directors, as described under “Compensation of Directors” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 10, 2018.

Item 7.01	Regulation FD Disclosure.
On March 7, 2019, the Company issued a press release (the “Press Release”) announcing the increase in the size of the Board and election of Mr. Hamilton as a member of the Board, effective March 6, 2019. A copy of the Press Release is being furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
The Press Release is being furnished pursuant to Item 7.01, and the information contained therein shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.
(d)        See Exhibit Index

EXHIBIT INDEX
99.1    Press Release, dated March 7, 2019, issued by Annaly Capital Management, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANNALY CAPITAL MANAGEMENT, INC.

By:	/s/ Glenn A. Votek
Name: Glenn A. Votek
Title: Chief Financial Officer

Dated: March 7, 2019